Quantenna Communications

Fourth Quarter Fiscal 2018

Financial Commentary **February 4, 2019**

Key Financial Metrics from the Quarter

- Revenue of $62.6 million vs:
  - $41.3 million in Q4'FY17 grew 52% Y/Y
  - $59.3 million in Q3'FY18 grew 5% Q/Q
- GAAP gross margin of 50.0%
- Non-GAAP gross margin of 50.1% vs:
  - 51.7% in Q4'FY17 decreased 160bps Y/Y
  - 49.8% in Q3'FY18 increased 30bps Q/Q
- Operating margin in Q4'FY18:
  - 4.9% GAAP
  - 11.9% Non-GAAP
- GAAP diluted EPS $0.04 in Q4'FY18 vs:
  - $0.84 in Q4'FY17
  - $0.10 in Q3'FY18
- Non-GAAP diluted EPS $0.19 in Q4'FY18 vs:
  - $0.01 in Q4'FY17
  - $0.17 in Q3'FY18
- Operating cash flow of $5.1 million
  - $(7.6) million in Q4'FY17
  - $15.8 million in Q3'FY18
- Cash, cash equivalents & marketable securities $136.1 million
- DSO 41 days, up 11 days Q/Q
- Annualized inventory turns 6.2x, up from 5.5x Q/Q

First Quarter FY 2019 Guidance

- Revenue: $56.0 to $59.0 million
- GAAP gross margin: 50.4% +/- 50bps
- Non-GAAP gross margin: 50.5% +/- 50bps
- GAAP OPEX: $27.4M to $28.4M
- Non-GAAP OPEX: $23.0M to $24.0M
- Non-GAAP Tax Exp: Approximately $300,000
- GAAP earnings per share: $0.02 to $0.04
- Non-GAAP earnings per share: $0.13 to $0.15

Key Highlights from the Quarter

- Record revenue of $220.5 million in FY18 represented 25% Y/Y growth compared to fiscal year 2017. Record revenue of $62.6 million in Q4 represented 52% Y/Y growth over Q4'FY17.
- Cash from operations totaled $24.8 million in FY18, compared to $6.6 million in FY17, representing Y/Y growth of 274%. Q4 cash from operations totaled $5.1 million compared to $(7.6) million in Q4'FY17.
- Record revenue from both our Wave 3 10G and Wave 2 product segments.
- Reinforced our strategic partnership with Telefónica, a leading global service provider, with the development of new product offerings utilizing our Wi-Fi 6 solutions.
- Starry Inc., a next generation service provider using 5G millimeter wave technology, will use our Wi-Fi 6 chipsets in their base station technology.
- Delivered Wi-Fi 6 reference designs for next generation GPON gateways and routers with Cortina Access, Inc.
- Introduced Spartan Essential, a turn-key design targeting multiple consumer Wi-Fi applications such as mesh, access point for wired extenders and boosters for upgrading existing gateways.
- Orange S.A., the largest broadband provider in France, is using our Wave 2 technology for its latest generation of repeaters and set-top boxes.

Financial Results Call and Webcast

Our Q4 financial results webcast and call will commence on February 4, 2019 at 1:30 p.m. PT (4:30 p.m. ET). The webcast may be accessed at http://ir.quantenna.com/.

An archive of the webcast will be available for 90 days from the date of this release.

Quantenna Communications, Inc.

Revenue Segmentation by WiFi Technology

(in percentage of revenue, unaudited)

Period Ending	Q1 2017 Apr 02 '17	Q2 2017 Jul 02 '17	Q3 2017 Oct 01 '17	Q4 2017 Dec 31 '17	Q1 2018 Apr 01 '18	Q2 2018 Jul 01 '18	Q3 2018 Sep 30 '18	Q4 2018 Dec 30 '18
802.11n	18%	17%	15%	9%	4%	3%	2%	3%
802.11ac Wave 2	79%	79%	72%	83%	83%	71%	68%	66%
802.11ac Wave 3 (10G)	3%	4%	13%	6%	13%	26%	30%	31%
Total Semi Revenue	**100%**	**100%**	**100%**	**98%**	**100%**	**100%**	**100%**	**100%**
Other	0%	0%	0%	2%	0%	0%	0%	0%
Total Revenue	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**	**100%**

February 4, 2019 Quantenna Q4 2018 Financial Results Page 1 of 4

Quantenna Communications, Inc.
Consolidated Statements of Operations (GAAP)
(in thousands, unaudited)

Period Ending	Q1 2017 Apr 02 '17	Q2 2017 Jul 02 '17	Q3 2017 Oct 01 '17	Q4 2017 Dec 31 '17	Q1 2018 Apr 01 '18	Q2 2018 Jul 01 '18	Q3 2018 Sep 30 '18	Q4 2018 Dec 30 '18
Revenue	$ 37,891	$ 47,085	$ 50,108	$ 41,275	$ 45,117	$ 53,427	$ 59,349	$ 62,567
COGS	19,307	23,314	25,591	19,996	22,352	27,563	29,859	31,284
Gross Margin	18,584	23,771	24,517	21,279	22,765	25,864	29,490	31,283
GM % of revenue	*49.0%*	*50.5%*	*48.9%*	*51.6%*	*50.5%*	*48.4%*	*49.7%*	*50.0%*
R&D	12,633	16,055	15,011	16,048	17,601	17,084	17,783	19,054
S&M	2,914	3,276	3,363	4,487	4,495	3,979	3,833	3,996
G&A	3,389	4,106	3,735	4,069	4,198	4,518	4,886	5,165
OPEX	18,936	23,437	22,109	24,604	26,294	25,581	26,502	28,215
OPEX % of revenue	50.0%	49.8%	44.1%	59.6%	58.3%	47.9%	44.7%	45.1%
Operating Income (loss)	$ (352)	$ 334	$ 2,408	$ (3,325)	$ (3,529)	$ 283	$ 2,988	$ 3,068
Op Inc % of revenue	-0.9%	0.7%	4.8%	-8.1%	-7.8%	0.5%	5.0%	4.9%
Interest & Other Income	3	45	120	237	334	230	243	432
Pretax Income (loss)	(349)	379	2,528	(3,088)	(3,195)	513	3,231	3,500
Taxes	535	210	(274)	(35,413)	52	(519)	(648)	2,081
Tax Rate	-153%	55%	-11%	1147%	-2%	-101%	-20%	59%
Net Income (loss)	$ (884)	$ 169	$ 2,802	$ 32,325	$ (3,247)	$ 1,032	$ 3,879	$ 1,419

Consolidated Statements of Operations (Non-GAAP)
(in thousands, unaudited)

Period Ending	Q1 2017 Apr 02 '17	Q2 2017 Jul 02 '17	Q3 2017 Oct 01 '17	Q4 2017 Dec 31 '17	Q1 2018 Apr 01 '18	Q2 2018 Jul 01 '18	Q3 2018 Sep 30 '18	Q4 2018 Dec 30 '18
Revenue	$ 37,891	$ 47,085	$ 50,108	$ 41,275	$ 45,117	$ 53,427	$ 59,349	$ 62,567
COGS	19,264	23,272	25,553	19,954	22,318	27,501	29,809	31,231
Gross Margin	18,627	23,813	24,555	21,321	22,799	25,926	29,540	31,336
GM % of revenue	*49.2%*	*50.6%*	*49.0%*	*51.7%*	*50.5%*	*48.5%*	*49.8%*	*50.1%*
R&D	11,428	14,641	13,644	14,418	15,208	14,555	15,535	16,548
S&M	2,561	2,866	2,947	3,704	3,511	3,386	3,292	3,418
G&A	2,886	3,398	2,787	3,089	3,017	3,373	3,723	3,936
OPEX	16,875	20,905	19,378	21,211	21,736	21,314	22,550	23,902
OPEX % of revenue	44.5%	44.4%	38.7%	51.4%	48.2%	39.9%	38.0%	38.2%
Operating Income	$ 1,752	$ 2,908	$ 5,177	$ 110	$ 1,063	$ 4,612	$ 6,990	$ 7,434
Op Inc % of revenue	4.6%	6.2%	10.3%	0.3%	2.4%	8.6%	11.8%	11.9%
Interest & Other Income	3	45	120	237	334	230	243	432
Pretax Income	1,755	2,953	5,297	347	1,397	4,842	7,233	7,866
Taxes	535	210	(274)	(108)	237	218	265	247
Tax Rate	30%	7%	-5%	-31%	17%	5%	4%	3%
Net Income	$ 1,220	$ 2,743	$ 5,571	$ 455	$ 1,160	$ 4,624	$ 6,968	$ 7,619

GAAP to Non-GAAP Reconciling Items
(in thousands, unaudited)

Period Ending	Q1 2017 Apr 02 '17	Q2 2017 Jul 02 '17	Q3 2017 Oct 01 '17	Q4 2017 Dec 31 '17	Q1 2018 Apr 01 '18	Q2 2018 Jul 01 '18	Q3 2018 Sep 30 '18	Q4 2018 Dec 30 '18
Stock Based Compensation								
COGS	$ 43	$ 42	$ 38	$ 42	$ 34	$ 62	$ 50	$ 53
R&D	1,205	1,414	1,367	1,630	2,393	2,529	2,248	2,506
S&M	353	410	416	584	984	593	541	578
G&A	503	708	948	980	1,181	1,145	1,163	1,229
Total	$ 2,104	$ 2,574	$ 2,769	$ 3,236	$ 4,592	$ 4,329	$ 4,002	$ 4,366
Non-Recurring Items								
S&M				$ 199				
Income Taxes				$ (35,305)	$ 185	$ 737	$ 913	$ (1,834)

February 4, 2019 Quantenna Q4 2018 Financial Results Page 2 of 4

Quantenna Communications, Inc.

Condensed Consolidated Balance Sheet

(in thousands, unaudited)

Period Ending	Q1 2017 Apr 02 '17	Q2 2017 Jul 02 '17	Q3 2017 Oct 01 '17	Q4 2017 Dec 31 '17	Q1 2018 Apr 01 '18	Q2 2018 Jul 01 '18	Q3 2018 Sep 30 '18	Q4 2018 Dec 30 '18
Assets								
Current assets								
Cash, cash equivalents & marketable securities	$ 114,401	$ 124,389	$ 126,866	$ 118,627	$ 120,143	$ 120,082	$ 132,030	$ 136,149
Accounts receivable	17,812	17,696	22,820	26,786	26,310	29,700	20,081	28,326
Inventory	13,361	20,985	23,700	12,662	18,420	21,391	21,578	20,218
Prepaid expenses and other current assets	3,745	4,332	2,444	2,744	2,949	2,369	6,512	5,325
Total current assets	149,319	167,402	175,830	160,819	167,822	173,542	180,201	190,018
Deferred tax assets	-	-	-	35,422	35,602	36,482	37,443	35,563
Property and equipment, net	6,025	6,380	11,215	12,511	12,415	12,838	13,418	13,691
Intangible and other assets, net	743	769	4,296	3,952	4,215	3,901	3,571	6,384
Total assets	$ 156,087	$ 174,551	$ 191,341	$ 212,704	$ 220,054	$ 226,763	$ 234,633	$ 245,656
Liabilities and Stockholders' Equity								
Current liabilities								
Accounts payable	$ 4,658	$ 13,401	$ 13,805	$ 3,754	$ 11,833	$ 8,904	$ 10,255	$ 9,852
Accrued liabilities and other current liabilities	15,401	19,147	27,054	21,065	22,394	23,155	23,220	25,946
Long-term debt, current portion	2,288	2,563	2,487	3,943	-	-	-	-
Total current liabilities	22,347	35,111	43,346	28,762	34,227	32,059	33,475	35,798
Long-term debt	3,539	2,445	1,900	-	-	-	-	-
Other long term liabilities	-	425	3,413	3,339	3,222	3,214	2,670	3,371
Total liabilities	25,886	37,981	48,659	32,101	37,449	35,273	36,145	39,169
Stockholders' equity								
Common stock	3	3	3	3	3	3	3	4
Additional paid-in capital	292,710	298,943	302,240	308,023	313,503	321,669	324,931	331,551
Accumulated deficit and other accumulated loss	(162,512)	(162,376)	(159,561)	(127,423)	(130,901)	(130,182)	(126,446)	(125,068)
Total stockholders' equity	130,201	136,570	142,682	180,603	182,605	191,490	198,488	206,487
Total liabilities and stockholders' equity	$ 156,087	$ 174,551	$ 191,341	$ 212,704	$ 220,054	$ 226,763	$ 234,633	$ 245,656

Condensed Consolidated Cash Flows

(in thousands, unaudited)

Period Ending	Q1 2017 Apr 02 '17	Q2 2017 Jul 02 '17	Q3 2017 Oct 01 '17	Q4 2017 Dec 31 '17	Q1 2018 Apr 01 '18	Q2 2018 Jul 01 '18	Q3 2018 Sep 30 '18	Q4 2018 Dec 30 '18
Cash flows from operating activities								
Net income (loss)	$ (884)	$ 169	$ 2,802	$ 32,325	$ (3,247)	$ 1,032	$ 3,879	$ 1,419
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities								
Depreciation and amortization	479	545	542	1,103	1,125	1,138	1,204	1,394
Stock-based compensation expense	2,104	2,574	2,769	3,236	4,592	4,329	4,002	4,366
Deferred income taxes	-	-	-	(35,333)		(733)	(908)	1,874
Other	135	62	150	288	(50)	117	458	362
Changes in assets and liabilities								
Accounts receivable	(3,332)	116	(5,124)	(3,966)	476	(3,390)	9,619	(8,245)
Inventory	2,459	(7,624)	(2,715)	11,038	(5,758)	(2,971)	(187)	1,360
Prepaid expenses and other current assets	(1,324)	(574)	1,876	(313)	(205)	580	(4,143)	1,187
Other assets	(511)	(27)	(252)	323	58	43	58	154
Accounts payable	(4,268)	10,236	2,194	(10,354)	8,185	(3,213)	1,526	(707)
Accrued liabilities	4,707	1,890	5,020	(5,912)	1,593	150	332	1,965
Net cash provided by (used in) operating activities	(435)	7,367	7,262	(7,565)	6,769	(2,918)	15,840	5,129
Cash flows from investing activities								
Purchase of property and equipment	(1,700)	(746)	(4,515)	(2,009)	(924)	(454)	(2,584)	(1,138)
Purchase of intangible asset	-	-	-	-	-	-	-	(1,732)
Purchase of long-term investments & marketable securities	-	(71,169)	(32,875)	(27,746)	(13,801)	(25,787)	(8,919)	(21,799)
Proceeds from sale and maturities of marketable securities	-	4,994	10,915	21,215	11,515	24,605	8,139	21,914
Net cash provided by (used in) investing activities	(1,700)	(66,921)	(26,475)	(8,540)	(3,210)	(1,636)	(3,364)	(2,755)
Cash flows from financing activities								
Proceeds from issuance of common stock, net of issuance cost	194	3,882	477	3,122	1,438	3,874	779	2,327
Principal payments on debt	(672)	(433)	(651)	(650)	(3,943)	-	-	-
Other	(31)	(65)	-	(892)	(873)	(360)	(2,010)	(344)
Net cash provided by (used in) financing activities	(509)	3,384	(174)	1,580	(3,378)	3,514	(1,231)	1,983
Effect of exchange rate changes on cash & cash equivalents	-	-	-	113	-	(152)	(107)	(35)
Net increase (decrease) in cash and cash equivalents	(2,644)	(56,170)	(19,387)	(14,412)	181	(1,192)	11,138	4,322
Cash and cash equivalents								
Beginning of period	117,045	114,401	58,231	38,844	24,432	24,613	23,421	34,559
End of period	114,401	58,231	38,844	24,432	24,613	23,421	34,559	38,881

February 4, 2019 Quantenna Q4 2018 Financial Results Page 3 of 4

Quantenna Communications, Inc. Non-GAAP Financial Measures In addition to GAAP reporting, Quantenna provides information regarding net income, gross profit, gross margin, and operating expenses on a non-GAAP basis. This non-GAAP information excludes stock-based compensation expense and changes to deferred tax balances. These non-GAAP measures are used by the Company’s management for the purposes of evaluating the underlying operating performance of the Company, establishing internal budgets, comparing performance with internal forecasts and goals, strategic planning, benchmarking against other companies, to provide a more consistent basis of comparison and to enable more meaningful period to period comparisons. These non-GAAP measures are provided in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP. A reconciliation between GAAP and non-GAAP financial data is included in the supplemental financial tables included in this financial commentary. Forward-Looking Statements This financial commentary contains forward-looking statements based on Quantenna’s current expectations, including statements regarding Quantenna’s preliminary financial results for the fourth quarter and fiscal year 2018 ended December 30, 2018, forecasted financial results for the first quarter of fiscal 2019, expected future business and financial performance, growth opportunities, product technologies and customer relationships. The words "believe," "estimate," "expect," "intend," "anticipate," "plan," "project," "will" and similar phrases as they relate to Quantenna are intended to identify such forward-looking statements. These forward- looking statements reflect the current views and assumptions of Quantenna and are subject to various risks and uncertainties that could cause actual results to differ materially from expectations. Among the factors that could cause actual results to differ materially from those in the forward-looking statements are the following: challenges developing new and leading edge products on a timely basis that achieve market acceptance; quarterly fluctuations in revenues and operating results; risks and uncertainties related to international operations, including the impact of increased tariffs and escalating trade tensions with China directly and indirectly impacting Quantenna and its customers, end customers, vendors and partners; potential cancellation, delay or volatility of customer orders; intense market competition, including competition from other companies that are larger and have greater resources and broader product ecosystem offerings; ability to accurately predict future revenue and expenses; risks that Quantenna may not be able to maintain its historical growth or achieve similar levels of success with respect to new products; ability to attract and retain customers and service providers; dependence on a limited number of products and customers; the complexity of the products, including integration requirements with components from other third parties that are outside of Quantenna's control; intellectual property litigation risks; industry consolidation and risks associated with acquisitions, divestitures and strategic partnerships with respect to Quantenna as well as third parties; product liability risks; dependence of Quantenna's customers on components from other third parties; risks that Quantenna may not be able to manage strains associated with its growth; dependence on key personnel; stock price volatility; the cyclical nature of the semiconductor industry; changes in tax and other laws affecting Quantenna’s business and operations; cyberattacks; adjustments to the preliminary financial results reported in this financial commentary and related earnings call announcement and materials for the fourth quarter of 2018 in connection with completion of the final closing process and procedures and preparation of our preparation of our Annual Report on Form 10-K; and other factors that are detailed in the Securities and Exchange (“SEC”) filings of Quantenna, which you may obtain for free at the SEC’s website at http://www.sec.gov. Quantenna disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. About Quantenna Communications Quantenna (Nasdaq:QTNA) is the global leader and innovator of high performance Wi-Fi solutions. Founded in 2006, Quantenna has demonstrated its leadership in Wi-Fi technologies with many industry firsts. Quantenna continues to innovate with the mission to perfect Wi-Fi by establishing benchmarks for speed, range, efficiency and reliability. Quantenna takes a multidimensional approach, from silicon and system to software, and provides total Wi-Fi solutions. For more information, visit www.quantenna.com. February 4, 2019 Quantenna Q4 2018 Financial Results Page 4 of 4